UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 26, 2019

NOBLE CORPORATION plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

10 Brook Street London, England		W1S 1BG
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares, Nominal Value $0.01 per Share	NE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

In connection with a presentation that members of the management team of Noble Corporation plc (the “Company”) will be giving to analysts on June 26, 2019, the Company is disclosing the following information:

•	Revised estimated contract completion dates for the following rigs:

•	Noble Sam Croft has an estimated contract completion date of November 2019;

•	Noble Hans Deul has an estimated contract completion date of December 2019;

•	Noble Clyde Boudreaux has an estimated contract completion date of April 2020;

•	Noble Tom Madden has an estimated contract completion date of August 2020;

•	The Noble Globetrotter II is projected to move into the Gulf of Mexico;

•	Utilization (excluding cold stacked units) for the second quarter of 2019 is expected to be (a) 89% for the Company’s floating units and (b) 98% for the Company’s jackups;

•

Jackup dayrate increases for leading dayrates recently experienced by the Company and industry compared to those experienced during the fourth quarter of 2017 are (a) 80-90% in the North Sea, (b) 50-70% in the Middle East, and (c) 15-25% in Australia; and

•	From October 2018 to April 2020, the contractual dayrate for the Noble Don Taylor increased 49%.

A copy of the slides to be used in the presentation will be made available on the Company’s website at www.noblecorp.com on June 26, 2019 prior to the presentation.

The foregoing information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date: June 26, 2019	By:	/s/ Adam C. Peakes
Adam C. Peakes
Senior Vice President and Chief Financial Officer